Equity	12 Months Ended
Dec. 31, 2020
Equity.
Equity

25. Equity

At December 31, 2020, 4,836,000 no‑par value ordinary shares were issued and outstanding. There is only a single class of ordinary shares with the same rights, preferences and restrictions. Each share entitles the holder to one vote at the shareholders’ meeting. Shareholders participate in the profits according to their share in the share capital, based on their number of shares held. The general shareholders’ meeting resolves the appropriation of the balance sheet profit established in the annual financial statements and the dividends.

On October 18, 2018, voxeljet issued 972,000 ordinary shares, equivalent to 4,860,000 American Depository Shares (“ADS”), at an offering price of $2.57 per ADS (the “Public Offering Price”). The Company received net proceeds of approximately € 9.7 million. Members of the Management Board, who are also significant shareholders, purchased an aggregate number of 233,462 ADSs in this offering at the Public Offering Price. On November 8, 2018, voxeljet closed the over-allotment transaction in which it issued additional 144,000 ordinary shares, equivalent to 720,000 ADSs, upon the exercise of the over-allotment option exercised by the underwriter on November 1, 2018. The Company received net proceeds of approximately € 1.4 million. Incremental costs of € 0.6 million directly attributable to the issue of ordinary shares are recognized as a deduction from equity.

On July 31, 2020, the Company announced that it would change the ratio of its ADSs to ordinary shares from each ADS representing one-fifth (1/5) of one ordinary share (5:1) to each ADS representing one ordinary share (1:1). For ADS holders, the ratio change had the same effect as a 1 for 5 reverse ADS split. The ratio change became effective on August 14, 2020 (the “Effective Date”). On the Effective Date, each ADS holder was required to exchange every five (5) ADSs then held for one (1) new ADS (e.g., if a holder of ADSs previously held 50 ADSs, following the ratio change on the Effective Date, such holder helds 10 ADSs). Citibank, N.A., as depositary bank, has arranged for the exchange of the current ADSs for the new ones. There was no change to voxeljet’s underlying ordinary shares.

On August 18, 2020, the Company announced that it would voluntarily transfer the listing of the ADSs from the New York Stock Exchange (the “NYSE”) to the NASDAQ, effective August 28, 2020, after market close. voxeljet’s ADSs began trading as a NASDAQ-listed security at market open on August 31, 2020, and have continued to be listed under the ticker symbol “VJET.” Due to the transfer of the listing to the NASDAQ, the Company is no longer subject to the listing requirements of the NYSE. As of December 31, 2020, voxeljet was in compliance with the NASDAQ Listing Rules.

The Articles of Association authorize the Management Board, subject to the consent of the Supervisory Board, to increase the Company’s registered share capital in one or more tranches by up to € 1,353,416 by issuing up to 1,353,416 new no-par value ordinary shares against contribution in cash or in kind until May 28, 2024. On January 25, 2021 and on February 17, 2021, the Company completed two registered direct offerings and sold of 621,170 and 443,414 ordinary shares in the form ADS. For further information, see Note 26 “Subsequent events” to the consolidated financial statements.